                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-12

                                ABLE ENERGY, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                                ABLE ENERGY, INC.
                               198 GREEN POND ROAD
                           ROCKAWAY, NEW JERSEY 07866

                                  June 5, 2006

Dear Stockholder,

You are cordially invited to attend an Annual Meeting of Stockholders (the "Meeting") of Able Energy, Inc. (the "Company"). The Meeting will be held on June 29, 2006 at 11:00 a.m. local time, at the offices of Able Energy Inc., 1140 Avenue of the Americas, 18th Floor, New York, New York 10036.

The Notice of the Meeting and the Proxy Statement on the following pages cover the formal business of the Meeting. We also will report on the progress of the Company and comment on matters of current interest.

It is important that your shares be represented at the Meeting. We ask that you promptly sign, date and return the enclosed proxy card in the envelope provided, even if you plan to attend the Meeting. Returning your proxy card to the Company will not prevent you from voting in person at the Meeting if you are present and choose to do so.

If your shares are held in street name by a brokerage firm, your broker will supply you with a proxy to be returned to the brokerage firm. It is important that you return the form to the brokerage firm as quickly as possible so that the brokerage firm may vote your shares. You may not vote your shares held in street name by a brokerage firm in person at the Meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

Your Board of Directors and management look forward to greeting you personally at the Meeting.

Sincerely,



                               /s/Gregory D. Frost
                              ----------------------------------------
                              GREGORY D. FROST
                              CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                ABLE ENERGY, INC.
                               198 GREEN POND ROAD
                           ROCKAWAY, NEW JERSEY 07866

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 29, 2005

                              Rockaway, New Jersey
                                  June 5, 2006

The Annual Meeting of Stockholders (the "Annual Meeting") of Able Energy, Inc., a Delaware corporation (the "Company"), will be held at the offices of Able Energy Inc., 1140 Avenue of the Americas, 18th Floor, New York, New York 10036, on Thursday, June 29, 2006 at 11:00 a.m. (local time) for the following purposes:

(1) To elect eight Directors, each for a term of one year.

(2) To ratify the appointment by the Audit Committee of the Board of Directors of Marcum & Kliegman, LLP to serve as of the Company's independent registered public accountants for fiscal 2006.

(3) To transact such other business as may properly come before the Meeting.

The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement, which is attached and made a part of this Notice.

The Board of Directors has fixed the close of business on May 24, 2005 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. The list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company's offices located at 198 Green Pond Road, Rockaway, New Jersey 07866 for ten (10) days prior to June 29, 2006.

All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors,



                          /s/ Gregory D. Frost
                         ----------------------------------------
                         GREGORY D. FROST
                         CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                ABLE ENERGY, INC.
                               198 Green Pond Road
                           Rockaway, New Jersey 07866


                                 PROXY STATEMENT

This proxy statement contains information related to the annual meeting of stockholders of Able Energy, Inc. to be held on Thursday, June 29, 2006, beginning at 11:00 a.m. at the offices of Able Energy Inc., 1140 Avenue of the Americas, 18th Floor, New York, New York 10036 and at any postponements or adjournments thereof. This proxy statement is being mailed to stockholders on or about June 5, 2006.

         The Board of Directors of the Company solicits this proxy and urges you to sign the proxy, fill in the date and return the same immediately. Proxies are being solicited by mail and officers and regular employees of the Company may also solicit proxies by telephone or personal interview. They will not receive any additional compensation for these activities. The expense of solicitation will be borne by the Company. The Company will also reimburse brokers for the expenses of forwarding proxy solicitation material to beneficial owners of shares held of record by such brokers. Your prompt cooperation is necessary in order to insure a quorum and to avoid expense and delay.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

At our annual meeting, stockholders will act upon the election of Directors, the ratification of the appointment of the Company's registered public accountants and any other business that may properly come before the Meeting. In addition, management will report on the performance of the Company and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE AT THE MEETING?

Only stockholders of record as of the close of business on May 24, 2006, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the Meeting.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF ABLE COMMON STOCK?

Each outstanding share of Able common stock will be entitled to one vote on each matter considered at the Meeting.

WHO CAN ATTEND THE MEETING?

All stockholders as of the record date, or their duly appointed proxies, may attend the Meeting. If your shares are held in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

WHAT CONSTITUTES A QUORUM?

The presence at the Meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, May 24, 2006, the Company had 3,128,923 shares of common stock outstanding, which also represents the number of votes. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the Meeting for quorum purposes.

HOW DO I VOTE?

If you complete and properly sign the accompanying proxy card and return it to the Company, your shares will be voted as you direct. If you are a stockholder of record and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. Even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised by filing with the Corporate Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and request that your proxy be revoked. Your attendance at the meeting will not by, itself, revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

     o for the election of the nominated slate of Directors (see proposal no. 1).

     o for the ratification of the appointment of Marcum & Kliegman, LLP as the Company's independent registered public accountants for fiscal 2006 (see proposal no. 2).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of Directors. A properly executed proxy marked "Withhold Authority" with respect to the election of one or more Directors will not be voted with respect to the Director or Directors indicated, although it will be counted for purposes of determining whether there is a quorum.

RATIFICATION OF THE APPOINTMENT OF MARCUM & KLIEGMAN, LLP AND OTHER ITEMS. For the ratification of the appointment of Marcum & Kliegman, LLP as the Company's independent registered public accountants for fiscal 2006 and each other item, the affirmative vote of the holders of a majority of the outstanding shares of Able common stock entitled to vote on the item will be required for approval. A properly executed proxy card marked "Abstain" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

If you are a beneficial stockholder and your broker holds your shares in its name, the broker is permitted to vote your shares on the election of Directors and the ratification of Marcum & Kliegman, LLP as our registered public accountants even if the broker does not receive voting instructions from you.

                                 STOCK OWNERSHIP

The following table shows, as of May 24, 2006, the beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of the Company's common stock by (i) each person known by the Company to own 5% or more of the Company's common stock, (ii) each Director, (iii) each executive officer, and (iv) all Directors and executive officers as a group.


   ---------------------------------------- -------------------------- -------------------------- ------- -------------------
                                                                          AGGREGATE NUMBER OF
                                                                          SHARES BENEFICIALLY              PERCENT OF CLASS
              NAME AND ADDRESS*                       TITLE                    OWNED (1)                   OUTSTANDING (2)
   ---------------------------------------- -------------------------- -------------------------- ------- -------------------
   Gregory D. Frost                               CEO and                        1,050,000        (3)           32.9%
                                                 Chairman
   ---------------------------------------- -------------------------- -------------------------- ------- -------------------
   Christopher P. Westad                       President and                        32,000        (4)            1.0%
                                                 Director
   ---------------------------------------- -------------------------- -------------------------- ------- -------------------
   Patrick O'Neill                               Director                            3,000        (5)             **
   ---------------------------------------- -------------------------- -------------------------- ------- -------------------
   Edward C. Miller, Jr.                         Director                            3,000        (5)             **
   ---------------------------------------- -------------------------- -------------------------- ------- -------------------
   Steven Chalk                                  Director                            3,000        (5)             **
   ---------------------------------------- -------------------------- -------------------------- ------- -------------------
   Alan E. Richards                              Director                            5,000        (5)             **
   ---------------------------------------- -------------------------- -------------------------- ------- -------------------
   Solange Charas                                Director                            5,000        (5)             **
   ---------------------------------------- -------------------------- -------------------------- ------- -------------------
   Mark Barbera                                  Director                            5,000        (5)             **
   ---------------------------------------- -------------------------- -------------------------- ------- -------------------
   Steven M. Vella                                  CFO                                  0                        --
   ---------------------------------------- -------------------------- -------------------------- ------- -------------------
   Frank Nocito                                 VP Business                      1,050,000        (6)           32.9%
                                                Development
   ---------------------------------------- -------------------------- -------------------------- ------- -------------------
   John Vrabel                                      COO                              2,300        (7)             **
   ---------------------------------------- -------------------------- -------------------------- ------- -------------------
   Officers and Directors as a Group                                             1,137,300        (8)           36.3%
   (11 persons)
   ---------------------------------------- -------------------------- -------------------------- ------- -------------------
   All American Plazas, Inc.                                                     1,000,000        (9)           31.3%
   1267 Hilltop Lane
   Myerstown, PA  17067
   ---------------------------------------- -------------------------- -------------------------- ------- -------------------

* Unless otherwise indicated, the address for each stockholder is c/o Able Energy, Inc., 198 Green Pond Road, Rockaway, New Jersey 07866.

** Represents less than 1% of the outstanding common stock.
------------
(1) The number of shares of common stock beneficially owned by each stockholder is determined under rules promulgated by the SEC. Under these rules, a person is deemed to have "beneficial ownership" of any shares over which that person has or shares voting or investing power, plus any shares that the person has the right to acquire within 60 days, including through the exercise of stock options. To our knowledge, unless otherwise indicated, all of the persons listed above have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law.

(2)      The percentage ownership for each stockholder is calculated by dividing
         (a) the total number of shares beneficially owned by the stockholder on May 24, 2006 by (b) 3,185,223 shares (the number of shares of our common stock outstanding on May 24, 2006, plus any shares that the stockholder has the right to acquire within 60 days after May 24,
         2006).

(3) Includes 50,000 shares owned by Mr. Frost. Also includes 1,000,000 shares owned by All American Plazas, Inc., of which Mr. Frost disclaims beneficial ownership. The shares owned by All American Plazas, Inc., are owned 85% by the Chelednik Family Trust, a trust established by Frank Nocito, a Vice-President of the Company, and his wife for the benefit of their family members. Mr. Frost is a co-trustee of the Trust. The remaining 15% of such shares are owned by a limited liability company owned by Mr. Frost and his wife. See Note (9) below.

(4) Represents 2,000 shares owned by Mr. Westad and 30,000 which may be acquired upon the exercise of outstanding stock options.

(5) Represents shares which may be acquired upon the exercise of outstanding stock options.

(6) Includes 50,000 shares owned by Mr. Nocito. Also includes 1,000,000 shares owned by All American Plazas, Inc., of which Mr. Nocito disclaims beneficial ownership. Mr. Nocito is Vice President of All American Plazas, Inc., and the shares owned by All American Plazas, Inc., are owned 85%by the Chelednik Family Trust, a trust established by Mr. Nocito and his wife for the benefit of their family members. Gregory D. Frost, a Director and Chief Executive Officer of the Company is a co-trustee of the Trust. The remaining 15% of such shares are owned by a limited liability company owned by Mr. Frost and his wife. See Note (9) below.

(7)      Includes 2,300 shares held directly.

(8) Includes 107,300 shares owned by the officers and directors and 30,000 shares which may be obtained upon the exercise of outstanding options held by the officers and directors. Also includes 1,000,000 shares owned by All American Plazas, Inc., of which Messrs. Frost and Nocito disclaim beneficial ownership. See Note (9) below.

(9) The shares owned by All American Plazas, Inc., are held by the Chelednik Family Trust, a trust established by Frank Nocito, a Vice-President of the Company and his wife for the benefit of their family members, of which Gregory D. Frost, a Director and the Company's Chief Executive Officer is a co-trustee and 15% by a limited liability Company owned by Mr. Frost and his wife. The other co-trustee of the Chelednik Family Trust is Jonathan Austern.

                             EXECUTIVE COMPENSATION

The following table sets forth certain summary information with respect to the compensation paid to the Company's former Chief Executive Officer, former
Acting Chief Executive Officer and Chief Operating Officer for services rendered in all capacities to the Company for the fiscal years ending 2005, 2004, and 2003. Other than as listed below, the Company had no executive officers whose total annual salary and bonus exceeded $100,000 for that fiscal year:

                                                                                              Long-Term
                                                    Annual Compensation                     Compensation
                                       -------------------------------------------------------------------------

                                                                   Other                    Securities           All
                                                                   Annual      Restricted   Underlying           Other
   Name and                      Fiscal                            Compen-       Stock      Options/    LTIP     Compen-
   Principal Position             Year       Salary       Bonus    sation(1)     Awards     SARS        Payout   sation(2)
   ------------------             ----       ------       -----    ---------    -------     ----------           ---------
   Christopher P. Westad,         2005       136,479          -        2,585                    -/-                40,640
      President(3)                2004       100,000     13,877        5,973                  15,000/0
                                  2003       100,000      6,064        5,035                  15,000/0
   Timothy Harrington             2005       193,721          -       14,340                 100,000/0             20,640
      former Chief Executive      2004       225,000     35,385       12,311                  25,000/0
      Officer (4)                 2003       100,000      6,064        5,035                  25,000/0
   John Vrabel,                   2005       138,046                   6,000                    -/-
      Chief Operating Officer     2004       120,000                   6,000                  10,000/0
                                  2003       120,000                   6,000                  10,000/0

(1) Represents car allowance and travel expense reimbursements pursuant to his employment agreement with the Company.
(2) Represents amounts paid to Mr. Westad related to board compensation of $20,000 and the market value of 2,000 shares issued to Mr. Westad and Mr. Harrington of the Company's common stock on the date of issue.
(3) Christopher P. Westad became Acting Chief Executive Officer in February 2005 and served in that capacity until October 2005.
(4) Timothy Harrington resigned as Chief Executive Officer in February 2005. The 100,000 options granted to him in 2005 were granted subsequent to his resignation pursuant to a consulting agreement.

OPTION GRANTS
                        OPTION GRANTS DURING FISCAL 2005

The following table sets forth information with respect to option grants to the named executive officers during fiscal 2005:


                                              % of Total
                                Number of       Options       Exercise                      Hypothetical       Hypothetical
                                 Options       Granted to       Price       Expiration     Value at Grant     Value at Grant
              Name               Granted       Employees      ($/Share)        Date        Date at 5% (1)    Date at 10% (2)
    Christopher P. Westad               0            --           --               --                 --                 --
    Timothy Harrington            100,000           50%        $4.00        2/11/2010                 $0                 $0
    John Vrabel                         0            --           --               --                 --                 --

(1) The hypothetical present value at grant date of options granted during fiscal year 2005 has been calculated using the assumption that the value of the stock will appreciate 5% per year for the option term from the grant price on the date of grant.

(2) The hypothetical present value at grant date of options granted during fiscal year 2005 has been calculated using the assumption that the value of the stock will appreciate 10% per year for the option term from the grant price on the date of grant.

OPTION EXCERCISES AND HOLDINGS

The following table sets forth, for each of the named executive officers named in the Summary Compensation Table above, information concerning the number and value of shares subject to both exercisable and unexercisable stock options as of June 30, 2005. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of our common stock as of June 30, 2005.

                 AGGREGATED OPTION EXERCISES DURING FISCAL 2005
                                       AND
                         OPTION VALUES AT JUNE 30, 2005


                             Number of
                             Shares                                Number of                  Value of Unexercised
                             Acquired        Value                  Unexercised                   In-the-Money
                             Upon            Realized             Options 6/30/05              Options 6/30/05(1)
                             Exercise of     Upon
  Name                       Options         Exercise      Exercisable     Unexercisable    Exercisable    Unexercisable
  Christopher P. Westad           40,000       $370,990         30,000               0        $350,250              --
  Timothy Harrington             110,000     $1,230,201        100,000               0      $1,053,000              --
  John Vrabel                     30,000       $288,000              0               0              --              --


EMPLOYMENT ARRANGEMENTS

Gregory D. Frost has a one year employment agreement, effective through October 13, 2006, as Chief Executive Officer of the Company at an annual salary of $250,000. The term of the agreement may be extended by mutual consent of the Company and Mr. Frost, and the annual salary is subject to periodic increases at the discretion of the board of directors. Mr. Frost is entitled to bonuses pursuant to his employment agreements if the Company meets certain financial targets based on sales, profitability and good management goals as predetermined by the Board of Directors or compensation committee and other subjective criteria as determined by the Board of Directors or compensation committee. Such bonuses, plus all other bonuses payable to the executive management of the Company, shall not exceed in the aggregate, a "bonus pool" which shall equal up to 20% of the Company's earnings before taxes of the Company EBT for fiscal years ending in 2006, provided the Company achieves at least $1,000,000 of EBT in each of such years. If the Company meets or exceeds $1,000,000 EBT for the fiscal year ending in 2006 then the Executive shall be entitled to 20% of the Bonus Pool. The employment agreement also provides for reimbursement of reasonable business expenses. In the event the agreement is terminated by Mr. Frost for reason, or by the Company for other than cause, death or disability, Mr. Frost shall receive a lump sum severance payment of one year's salary, and any unvested stock options shall be deemed to have vested at the termination date.

Christopher P. Westad has a three year employment agreement, effective through July 1, 2007, as President of the Company at an annual salary of $141,600. The term of the agreement may be extended by mutual consent of the Company and Mr. Westad, and the annual salary is subject to periodic increases at the discretion of the board of directors. Mr. Westad is entitled to bonuses pursuant to his employment agreements if the Company meets certain financial targets based on sales, profitability and good management goals as predetermined by the Board of Directors or compensation committee and other subjective criteria as determined by the Board of Directors or compensation committee. Such bonuses, plus all other bonuses payable to the executive management of the Company, shall not exceed in the aggregate, a "bonus pool" which shall equal up to 20% of the Company's earnings before taxes of the Company EBT for fiscal years ending in 2005, 2006, and 2007, provided the Company achieves at least $1,000,000 of EBT in each of such years. If the Company meets or exceeds $1,000,000 EBT for the fiscal year ending in 2005 then the Executive shall be entitled to 20% of the Bonus Pool. The employment agreement also provides for reimbursement of reasonable business expenses. In the event the agreement is terminated by Mr. Westad for reason, or by the Company for other than cause, death or disability, Mr. Westad shall receive a lump sum severance payment of one year's salary, and any unvested stock options shall be deemed to have vested at the termination date.

John L. Vrabel has a three year employment agreement, effective through July 1, 2007, as Chief Operating Officer of the Company at an annual salary of $141,600. The term of the agreement may be extended by mutual consent of the Company and Mr. Vrabel, and the annual salary is subject to periodic increases at the discretion of the board of directors. Mr. Vrabel is entitled to bonuses pursuant to his employment agreements if the Company meets certain financial targets based on sales, profitability and good management goals as predetermined by the Board of Directors or compensation committee and other subjective criteria as determined by the Board of Directors or compensation committee. Such bonuses, plus all other bonuses payable to the executive management of the Company, shall not exceed in the aggregate, a "bonus pool" which shall equal up to 20% of the Company's earnings before taxes of the Company EBT for fiscal years ending in 2005, 2006, and 2007, provided the Company achieves at least $1,000,000 of EBT in each of such years. If the Company meets or exceeds $1,000,000 EBT for the fiscal year ending in 2005 then the Executive shall be entitled to 20% of the Bonus Pool. The employment agreement also provides for reimbursement of reasonable business expenses. In the event the agreement is terminated by Mr. Vrabel for reason, or by the Company for other than cause, death or disability, Mr. Vrabel shall receive a lump sum severance payment of one year's salary, and any unvested stock options shall be deemed to have vested at the termination date.

TRANSACTIONS WITH MANAGEMENT

From time to time, our majority-owned subsidiary Price Energy has borrowed money from us. As of June 30, 2001, the aggregate indebtedness to us was a promissory note made on November 1, 2000 for $1,350,000. This note bears interest at a rate of 8% per annum payable quarterly with principal payments beginning on November 1, 2002. Able Energy, Inc. owns approximately 70.6% of Price Energy, Timothy Harrington, our former Chief Executive Officer, owns 23 1/2%, Christopher Westad, our Chief Executive Officer and President, owns 3.6% and our Chief Operating Officer, John Vrabel owns 2.3%.

COMPARISON OF CUMULATIVE TOTAL RETURNS

The following graph shows a comparison of cumulative total returns on the common stock of the Company from June 30, 2000 through June 30, 2005 with the cumulative total return on the NASDAQ Stock Market - U.S. and the cumulative total return on a group of NASDAQ Fuel Oils Companies (SIC Code 5983) (the "Peer Group").


                                                                          FISCAL YEAR ENDING
                                                  -------------------------------------------------------------------
    COMPANY/INDEX/MARKET              6/30/2000    6/29/2001    6/28/2002     6/30/2003     6/30/2004     6/30/2005
                                      ---------    ---------    ---------     ---------     ---------     ---------
    ABLE ENERGY INC                    100.00       102.86        66.67         60.27         46.67        276.76
    PEER GROUP                         100.00       152.71        149.4         200.18        234.63        40.43
    NASDAQ MARKET INDEX                100.00        55.38        37.56         41.77         53.12         53.07


                                    [GRAPH]

The graph assumes an investment of $100 in each of the Company, the NASDAQ Stock Market - U.S. and the Peer Group on June 30, 2000. The comparison also assumes that all dividends are reinvested. The Company did not pay any dividends during this period.


The comparisons in this table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock. The stock price performance graph shall not be deemed to be incorporated into any filing under the Securities Act or the Exchange Act, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent that the Company specifically incorporates this information by reference.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

GENERAL

Article III, paragraph number 3.2 of the Company's Bylaws provides that the number of directors of the Company shall be a minimum of one and a maximum of eight. The members of the Board of Directors are each elected for a one-year term or until their successors are elected and qualify with a plurality of votes cast in favor of their election. The Board of Directors consisted of eight persons during Fiscal 2005. Each of the eight directors is nominated to again serve on the Board for Fiscal 2006. Two of the director-nominees, Gregory D. Frost and Christopher P. Westad presently serve as the Company's Chief Executive Officer and President, respectively.

The directors will serve until the next annual meeting of stockholders and thereafter until their successors shall have been elected and qualified.

Unless authority is withheld, the proxies in the accompanying form will be voted in favor of the election of the nominees named above as directors. If any nominee should subsequently become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute.

BOARD OF DIRECTORS

The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. Although only two members of the Board are involved in day-to-day operating details, the other members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made at Board meetings. The Board of Directors held 15 meetings in Fiscal 2005. All directors who are up for re-election attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors served during Fiscal 2005. Although it has no formal policy requiring attendance, the Company encourages all of its directors to attend the annual meeting of stockholders. All of the Company's directors attended last year's annual meeting and it is anticipated that all of the director-nominees will attend this year's Annual Meeting. Each director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties.

Management believes that director-nominees Messers. Barbera, Chalk, Miller, O'Neil and Richards and Ms. Charas are independent directors in accordance with the definition of that term in accordance with the published listing requirements of NASDAQ. The NASDAQ independence definition includes a series of objective tests, such as that the director is not an employee of the company and has not engaged in various types of business dealings with the company. In addition, as further required by the NASDAQ rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director's business and personal activities as they may relate to the Company and the Company's management.

There is no understanding or arrangement between any director or any other persons pursuant to which such individual was or is to be selected as a director or nominee of the Company.

CHAIRMAN OF THE BOARD

In October 2005, the Board elected Gregory D. Frost to serve as the executive Chairman of the Board. The Chairman of the Board organizes the work of the Board and ensures that the Board has access to sufficient information to enable the Board to carry out its functions, including monitoring the Company's performance and the performance of management. In carrying out this role, the Chairman, among other things, presides over all meetings of the Board of Directors and stockholders, establishes the annual agenda of the Board, advises with respect to the work of each Committee and reviews changes in Board membership and the membership and chair of each Committee, coordinates periodic review of management's strategic plan for the Company and coordinates the annual performance review of the Chief Executive Officer and other key senior managers.

COMPENSATION

Directors who are employed as executive officers receive no additional compensation for service on the Board. All Directors are reimbursed for travel and other expenses relating to attendance at Board and Committee meetings. Each non-employee director receives an annual retainer of $15,000 (payable monthly), a $5,000 annual retainer for each committee on which a Director serves as chair, and the annual grant of a ten-year option to purchase 3,000 shares of Common Stock and an additional grant of a ten-year option to purchase 3,000 shares of Common Stock to each director who serves as a committee chair, which vests on the date of grant.

COMMITTEES

The Company's Board has standing Compensation, Governance and Nominating and Audit committees.

AUDIT COMMITTEE

In Fiscal 2005, director-nominees Solange Charas, Edward C. Miller, Jr. and Alan
E. Richards were the members of the Audit Committee. Mr. Richards was the Chairman of the Committee and the Board of Directors determined that Mr. Richards is an "audit committee financial expert" as defined by applicable Securities and Exchange Commission ("SEC") regulations. Each of the members of the Audit Committee met the independence and experience requirements of the applicable laws, regulations and stock market rules, including the Sarbanes-Oxley Act, regulations and rules promulgated by the SEC and the listing requirements under the NASDAQ Marketplace Rules.

                             AUDIT COMMITTEE REPORT

The following Report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The charter of the Audit Committee of the Board specifies that the purpose of the Committee is to assist the Board in its oversight of: The integrity of the Company's financial statements;

   o   the adequacy of the Company's system of internal controls;
   o   the Company's compliance with legal and regulatory requirements;
   o the qualifications and independence of the Company's independent registered public accountants;
   o and the performance of the Company's independent registered public accountants and of the Company's internal audit function.

   In carrying out these responsibilities, the Audit Committee, among other things:

   o Monitors preparation of quarterly and annual financial reports by the Company's management;
   o Supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent registered public accountants; and
   o Oversees management's implementation and maintenance of effective systems of internal and disclosure controls, including review of the Company's policies relating to legal and regulatory compliance, ethics and conflicts of interests and review of the Company's internal auditing program.

The Audit Committee met 2 times during Fiscal 2005. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit Committee's meetings include, whenever appropriate, executive sessions with the Company's independent registered public accountants without the presence of the Company's management.

The Audit Committee serves in an oversight capacity and is not intended to be part of the Company's operational or managerial decision-making process. The Company's management is responsible for preparing the consolidated financial statements, and its independent auditors are responsible for auditing those statements. The Audit Committee's principal purpose is to monitor these processes. In this context, the Audit Committee reviewed and discussed the audited financial statements with management and the independent auditors. Management represented that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis, and the Audit Committee has reviewed and discussed the quarterly and annual earnings press releases and consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended.

The Audit Committee discussed with the independent auditors the auditors' independence from the Company and its management, including the matters, if any, in the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and received from the independent auditors. The Audit Committee also considered whether the independent auditors' provision of audit and non-audit services to the Company is compatible with maintaining the auditors' independence. The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, disclosure controls and procedures and the overall quality and integrity of the Company's financial reporting. Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board, and the Board approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2005, for filing with the Securities and Exchange Commission.

MEMBERS OF THE AUDIT COMMITTEE

Alan E. Richards, Chairman
Edward C. Miller, Jr.
Solange Charas.


COMPENSATION COMMITTEE

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graph by reference therein.

The members of the Compensation Committee are Solange Charas, Patrick O'Neill, and Mark Barbera with Ms. Charas acting as Chairperson. None of the members of the Committee are employees of the Company and each satisfies the current independence standards requirements of the NASDAQ Marketplace.

The Compensation Committee has the authority to fix the Company's compensation arrangements of the Chief Executive Officer and the Company's other officers. The Chief Executive Officer may not be present during the voting or deliberations with respect to his compensation. It also has the exclusive authority to grant options and make awards under the Company's equity compensation plans. Consistent with changes in the Delaware General Corporation Law in 2001, the Compensation Committee, from time to time, delegates to the Company's Chief Executive, Chief Operating Officer and the Chief Financial Officer the authority to grant a specified number of options to non-executive officers. The Compensation Committee also reviews the Company's compensation policies relating to all executive officers.

The Compensation Committee's goal is to develop executive compensation policies that offer competitive compensation opportunities for all executives which are based on personal performances, individual initiative and achievement, as well as assisting the Company in attracting and retaining qualified executives. The Compensation Committee also endorses the position that stock ownership by management, and stock-based compensation arrangements are beneficial in aligning managements and stockholders' interests in the enhancement of stockholder value.

Compensation paid to the Company's executive officers generally consists of the following elements: base salary, annual bonus and long-term compensation in the form of stock options and matching contributions under the 401(k) Savings Plan. Compensation levels for executive officers of the Company was determined by a consideration of each officer's initiative and contribution to overall corporate performance and the officer's managerial abilities and performance in any special projects that the officer may have undertaken. Competitive base salaries that reflect the individual's level of responsibility are important elements of the Compensation Committee's executive compensation philosophy. Subjective considerations of individual performance are considered in establishing annual bonuses and other incentive compensation. In addition, the Compensation Committee considers the Company's financial position and cash flow in making compensation decisions.

The Company has certain broad-based employee benefit plans in which all employees, including the named executives, are permitted to participate on the same terms and conditions relating to eligibility and subject to the same limitations on amounts that may be contributed. In 2005, the Company also made matching contributions to the 401(k) Savings Plan for those participants.

MEMBERS OF THE COMPENSATION COMMITTEE

Solange Charas, Chairman
Patrick O'Neill
Mark Barbera

COMPENSATION COMMITTEE INTERLOCKING AND INSIDER PARTICIPATION

No interlocking relationship existed or exists between any member of the Company's Compensation Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member or nominee of the Compensation Committee is an officer or an employee of the Company.

GOVERNANCE AND NOMINATING COMMITTEE

The Governance and Nominating Committee was formed in Fiscal 2005. In Fiscal 2005, the members of the Committee were director-nominees Mark Barbera, Patrick O'Neil and Alan E. Richards with Mr. Barbera acting as Chairman. The Company believes that each member of the Committee was independent as that term is defined under the NASDAQ Marketplace Rules. The Governance and Nominating Committee met 1 time in Fiscal 2005. The Governance and Nominating Committee, among other duties, determines the slate of director candidates to be presented for election at the Company's annual meeting of shareholders.

The Company does not presently have a nominating committee charter. The Governance and Nominating Committee's process for recruiting and selecting nominees is for the committee members to attempt to identify individuals who are thought to have the business background and experience, industry specific knowledge and general reputation and expertise that would allow them to contribute as effective directors to the Company's governance, and who are willing to serve as directors of a public company. To date, the Company has not engaged any third party to assist in identifying or evaluating potential nominees. After a possible candidate is identified, the individual meets with various members of the Committee and is sounded out concerning their possible interest and willingness to serve, and Governance and Nominating Committee members discuss amongst themselves the individual's potential to be an effective Board member. If the discussions and evaluation are positive, the individual is invited to serve on the Board.

To date, no stockholder has presented any candidate for Board membership to the Company for consideration, and the Company does not have a specific policy on stockholder-recommended director candidates. However, the Governance and Nominating Committee believes its process for evaluation of nominees proposed by stockholders would be no different from the process of evaluating any other candidate. In evaluating candidates, the Committee will require that candidates possess, at a minimum, a desire to serve on the Company's Board, an ability to contribute to the effectiveness of the Board, an understanding of the function of the Board of a public company and relevant industry knowledge and experience. In addition, while not required of any one candidate, the Committee would consider favorably experience, education, training or other expertise in business or financial matters and prior experience serving on boards of public companies.

The Committee determined the slate of candidates for the Board of Directors presented for election at this year's Meeting.

The other function of the Governance and Nominating Committee is to oversee the Company's compliance with the corporate governance requirements of the SEC and the NASDAQ Marketplace Rules.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, Directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission ("SEC"). Such officers, Directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of copies of the Forms 3, 4 and 5 received by the Company or representations from certain reporting persons, the Company believes that, during the fiscal year ended June 30, 2005, all Section 16(a) filing requirements applicable to its officers, Directors and 10% stockholders were met in a timely manner, except in the following instances: (1) Jonathan Austern and Gregory D. Frost as co-trustees under the Chelednik Family Trust failed to file a required Form 3; (2) Gregory D. Frost failed to file a required Form 3 and failed to file a required Form 4 with respect to the grant of 50,000 stock options in April 2005; (3) Christopher P. Westad failed to file a required Form 4 with respect to the grant of 2,000 shares of common stock in January 2005, the exercise of 40,000 stock options in March 2005, and the sale of 40,000 shares of common stock in March 2005; (4) Patrick O'Neill failed to file a required Form 4 with respect to the sale of 2,000 shares of common stock in November 2004, the grant of 2,000 shares of common stock in January 2005, and the sale of 2,000 shares of common stock in April 2005; (5) Edward C. Miller, Jr., failed to file a required Form 4 with respect to the grant of 2,000 shares of common stock in January 2005 and the sale of 2,000 shares of common stock in April 2005; (6) Stephen Chalk filed a late Form 3; (7) Alan E. Richards filed a late Form 3; (8) Solange Charas failed to file a required Form 3; (9) Frank Nocito failed to file a required Form 3 and failed to file a required Form 4 with respect to the grant of 50,000 stock options in April 2005; (10) John L. Vrabel failed to file a required Form 4 with respect to the exercise of 30,000 stock options in March 2005 and the sale of 34,000 shares of common stock in April 2005; and (11) James Purcaro failed to file a Form 4 with respect to the grant of 2,000 shares of common stock in January 2005.

FAMILY AND OTHER RELATIONSHIPS

There are no family relationships between any of the present directors or executive officers of the Company.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

To the knowledge of management, no director, executive officer or affiliate of the Company or owner of record or beneficially of more than 5% of the Company's common stock is a party adverse to the Company or has a material interest adverse to the Company in any proceeding.

To the knowledge of management, during the past five years, no present or former director, executive officer, affiliate or person nominated to become a director or an executive officer of the Company:

(1) Filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he or she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

(2) Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from or otherwise limiting his or her involvement in any type of business, commodities, securities or banking activities;

(4) Was found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission ("CFTC") to have violated any federal or state securities law or Federal commodities law, and the judgment in such civil action or finding by the SEC or CFTC has not been subsequently reversed, suspended, or vacated.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders may communicate with the Board of Directors of the Company by writing to: Pat Mitchell, Records Administrator, Able Energy, Inc., 198 Green Pond Road, Rockaway, New Jersey 07866 or by e-mail: to: Patm@Ableenergy.com subject: Communication to Board of Directors. All letters and e-mails will be answered, if possible, and will be distributed to board members as appropriate. Notwithstanding the foregoing, the Company has the authority to discard or disregard any communication which is unduly hostile, threatening, illegal or otherwise inappropriate or to take any other appropriate actions with respect to such communications.

IDENTIFICATION OF DIRECTOR-NOMINEES


   --------------------------------- --------------- ------------------------------------------------------------
                 Name                     Age                                   Title
   --------------------------------- --------------- ------------------------------------------------------------
   Gregory D. Frost, Esq.                  58        Chief Executive Officer and Chairman of the Board
   --------------------------------- --------------- ------------------------------------------------------------
   Christopher P. Westad                   52        President and Director
   --------------------------------- --------------- ------------------------------------------------------------
   Mark Barbera                            48        Director
   --------------------------------- --------------- ------------------------------------------------------------
   Stephen Chalk                           61        Director
   --------------------------------- --------------- ------------------------------------------------------------
   Patrick O'Neill                         46        Director
   --------------------------------- --------------- ------------------------------------------------------------
   Edward C. Miller, Jr.                   38        Director
   --------------------------------- --------------- ------------------------------------------------------------
   Alan E. Richards                        68        Director
   --------------------------------- --------------- ------------------------------------------------------------
   Solange Charas                          44        Director
   --------------------------------- --------------- ------------------------------------------------------------


The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, has been furnished to the Company by the respective director nominees:

GREGORY D. FROST, ESQ., became General Counsel and a Director of the Company in April 2005 and became the Company's Chief Executive Officer and Chairman of the Board of Directors in October 2005. He previously served as General Counsel and a Director of All American Plazas, Inc., which owns approximately 32% of the Company's outstanding shares, until his resignation on March 31, 2005. From 1974 to the present, he has been a practicing attorney in the State of New York and from 1999 through December, 2005 he was a partner of the law firm of Ferber Frost Chan & Essner, LLP (formally known as Robson Ferber Frost Chan & Essner
LLP) which performed legal services for the Company. Mr. Frost's main areas of practice have been and continue to be mergers and acquisitions, and general corporate and securities matters. From 1975 through 1980, he was Assistant General Counsel at The Singer Company and RH Macy & Co. Thereafter, Mr. Frost spent approximately 12 years as a partner of the law firm of Bower & Gardner, managing their corporate and securities department. In 1970, Mr. Frost received a B.A. degree from New York University (Stern School). He received his Juris Doctorate in 1973 from New York Law School, and in 1979 obtained a Master of Law Degree (LLM) in Corporate Law from New York University Law School.

CHRISTOPHER P. WESTAD became President of the Company in 1998, and a Director when the Company went public in 1999. His current employment contract runs through July 1, 2007 He served as Acting Chief Executive Officer from February 2005 until April 4, 2005. He also served as the Company's Chief Financial Officer from 2000 to August 2005. Since September 1996, Mr. Westad has also served as the President of Able Propane until the sale of that subsidiary in March of 2004. From 1991 through 1996, Mr. Westad was Market Manager and Area Manager for Ferrellgas Partners, L.P., a company engaged in the retail sale and distribution of liquefied petroleum gas. From 1977 through 1991, Mr. Westad served in a number of management positions with RJR Nabisco. In 1975, Mr. Westad received a Bachelor of Arts in Business and Public Management from Long Island University--Southampton, New York. In connection with the March 2003 fire at the Company's Newton, New Jersey, facility, Mr. Westad entered into a pre-trial intervention agreement, conditioned on 250 hours of community service over a two-year period, which he is currently serving.

MARK BARBERA became a director of the Company in October 2005. Since 1993, Mr. Barbera has served as CFO and a Director of Trautman Wasserman & Company Inc., a registered securities broker-dealer. Since 2000, he has also served as CFO and a Director of JIA, Inc., and CFO of Connotate, Inc., both of which are software vending companies. Prior to 1993, Mr. Barbera was Founder, President and principal shareholder of Sphere Capital Corp., a registered broker-dealer. In addition to Sphere Capital, he ran Barbera & Associates, a financial and operational consulting firm serving the registered broker-dealer community. Mr. Barbera also worked with M.D. Sass Associates, a Registered Investment Advisor. Mr. Barbera began his career with the public accounting firm of Deloitte & Touche where he was an auditor and received his license to practice as a Certified Public Accountant in the State of New York. Mr. Barbera serves as the Acting Chief Financial Officer for numerous portfolio companies of Trautman Wasserman. Mr. Barbera earned his BA degree from The State University of New York at Buffalo where he graduated Cum Laude.

STEPHEN CHALK became a Director of the Company in February 2005. From 1981 to the present, Mr. Chalk has served as the President of the Pilgrim Corporation, where he has obtained a strong background in financial management, as well as over 25 years of hotel, resort, restaurant, and real estate development experience. Mr. Chalk is a graduate of Philadelphia University with a BS in Engineering and Design.

PATRICK O'NEILL has served as a Director of the Company since 1999. Mr. O'Neill has been involved in the management of real estate development and construction management for over 20 years, and has served as the President of Fenix Investment and Development, Inc., a real estate company based in Morristown, New Jersey, for the past ten years. Prior to that, Mr. O'Neill served as Vice President of Business Development for AvisAmerica, a Pennsylvania-based home manufacturer. Mr. O'Neill holds a B.S. from the United States Military Academy.

EDWARD C. MILLER, JR. has served as a Director of the Company since 1999. Mr. Miller has served as the Director of Marketing for the law firm of Norris, McLaughlin & Marcus, P.A., located in Somerville, New Jersey, since 1999. From 1991 to 1999, Mr. Miller served as Marketing Coordinator at the Morristown, New Jersey, law firm of Riker, Danzig, Scherer, Hyland & Perretti, LLP. Mr. Miller received a B.S. in Marketing Management from Syracuse University School of Management in 1991.

ALAN E. RICHARDS became a Director of the Company in February 2005. Mr. Richards has served as the President of Sorrento Enterprises Incorporated, a forensic accounting firm, from its inception in 1979 to the present. Mr. Richards brings a diverse background and 25-plus years of experience in financial services, including work with government agencies such as the United States Internal Revenue Service. Mr. Richards is a graduate of Iona College with a BBA in Finance.

SOLANGE CHARAS became a director of the Company in May 2005. Effective June 1, 2006, Ms. Charas will be the Chief Human Resources Officer for the Praetorian Financial Group, a leader in the specialty insurance business. From 2002 though 2005, Ms. Charas was the Head of Human Resources for Benfield, Inc., the largest independent reinsurance intermediary and risk advisory business. In her role, she was responsible for all aspects of HR for this organization. In 2000, Ms. Charas founded Charas Consulting, Inc. which provides human resources consulting services. From 1999 to 2000, Ms. Charas was the Head of Human Resources for EURO RSCG Worldwide, an advertising firm which is the largest division of France-based Havas Advertising. As Head of Human Resources, she was responsible for the creation and management of all HR programs on a worldwide basis for over 200 agencies which made up EURO RSCG. From 1996 to 1999, Ms. Charas was the National Director at Arthur Anderson, where she led all activities promoting a consulting product she was instrumental in creating for the firm. From 1995 to 1996, Ms. Charas was the leader of the International Compensation Team at Towers Perrin and a Senior Consultant with respect to international compensation at the Hay Group. Ms. Charas received an undergraduate degree in International Political Economy from University of California at Berkeley in 1982, and an MBA in Accounting and Finance from Cornell University's Johnson School of Management in 1988.


                 RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

    THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

                                 PROPOSAL NO. 2

                 RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

    RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed Marcum & Kliegman, LLP as the Company's independent registered public accountants for the fiscal year ending June 30, 2006. There were no services provided to the Company and its subsidiaries by Marcum & Kliegman, LLP in fiscal 2005 or 2004. Additional information regarding the Audit Committee is provided in the Report of the Audit Committee above.

Representatives of Marcum & Kliegman, LLP. will be present at the meeting to respond to appropriate questions and to make such statements as they may desire.

The Board recommends that shareholders vote "FOR" ratification of the appointment of Marcum & Kliegman, LLP as the Company's independent registered public accountants for fiscal 2006.

In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board.

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous Independent Registered Public Accounting Firm
   (i) On January 4, 2006, Able Energy, Inc. (the "Company") dismissed Simontacchi & Company LLP ("Simontacchi") as its independent registered public accounting firm.
   (ii) The report of Simontacchi on the Company's financial statements and financial statement schedule for the fiscal years ended June 30, 2005 and June 30, 2004 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.
   (iii) The Company's Audit Committee recommended and approved the decision to change independent registered public accounting firms.
   (iv) In connection with the audits of the Company's financial statements for each of the two most recently completed fiscal years and through June 30, 2005, there have been no disagreements with Simontacchi on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Simontacchi, would have caused it to make reference to the subject matter of such disagreements in connection with its audit report. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
   (v) The Company has given permission to Simontacchi to respond fully to the inquiries of the successor auditor, including those concerning the subject matter of its dismissal.
   (vi) The Company has requested that Simontacchi furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements. Such letter was filed hereunder as Exhibit
           16.1 to the Current Report on Form 8-K filed by the Company with the SEC on January 9, 2006.

New Independent Registered Public Accounting Firm
   (i) On January 9, 2006 and effective the same date, on the recommendation of the Company's Audit Committee, the Company engaged Marcum & Kliegman LLP ("Marcum") as its independent registered public accounting firm to audit the Company's financial statements as of and for the fiscal year ending June 30, 2006 and to perform procedures related to the financial statements included in the Company's quarterly reports on Form 10-Q, beginning with the quarter ended December 31, 2005.
   (ii) During the two most recent fiscal years and through January 9, 2006, the Company has not consulted with Marcum regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, as well as any matters or reportable events described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2005 AND 2006

The following table presents fees for professional services rendered by the independent public accounting firm of Simontacchi & Company, LLP for the Company during fiscal 2005 and fiscal 2004.

                                                 FISCAL YEAR*
                                            2005                2004
                                            ----                ----
      Audit Fees (1)                     $ 86,576            $ 88,549
      Audit-Related Fees (2)               49,582              42,901
      Tax Fees (3)                         13,048              10,370
      All Other Fees (4)                   20,987                   -

* All of the services for fiscal 2005 and 2004 were performed by the full-time, permanent employees of Simontacchi and Company, LLP

   (1) These are fees for professional services performed by Simontacchi for the audit of the Company's annual financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements.
   (2) These are fees for professional services performed by Simontacchi for the review of financial statements included in the Company's quarterly reports on Form 10-Q,
   (3) Principally fees for preparation of the Company's federal and state tax returns.
   (4)  Principally fees for SEC inquiries.

The Audit Committee reviews and pre-approves all audit, review or attest engagements of, and non-audit services to be provided by, the independent registered public accounting firm (other than with respect to the de minimis exception permitted by the Sarbanes-Oxley Act of 2002 and the SEC rules promulgated thereunder). The Audit Committee pre-approved all auditing services and permitted non-audit services rendered by Simontacchi in fiscal 2005.

                RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF APPOINTMENT OF MARCUM &
  KLIEGMAN, LLP AS THE COMPANYS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING

Proposals which are the proper subject for inclusion in the proxy statement and for consideration at an annual meeting may be presented by stockholders. In order to be eligible to submit a proposal, a stockholder must have continuously held at least $2,000 in market value, or 1% of the Company's securities entitled to be voted on the proposal at the meeting for at least one year by the date the stockholder submits the proposal. In addition, the stockholder must continue to hold those securities through the date of the meeting. Under current Securities and Exchange Commission rules, to be included in the Company's proxy statement and proxy card, any proposal by a stockholder intended to be presented at the next annual meeting of stockholders must be received by the Company, subject to certain exceptions, no later than February 4, 2007. Any such proposal, including any accompanying supporting statement, may not exceed 500 words. Proposals of stockholders intended to be presented at next year's Annual Meeting of Stockholders must be received in writing by Christopher Westad, Secretary, Able Energy, Inc., 198 Green Pond Road, Rockaway, New Jersey 07866, no later than February 4, 2007 to be considered for inclusion in the Company's Proxy Statement relating to that meeting.

SEC rules and regulations provide that if the date of the Company's next Annual Meeting is advanced or delayed more than 30 days from the date of this year's Annual Meeting, stockholder proposals intended to be included in the proxy materials for the next Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the next Annual Meeting. Upon determination by the Company that the date of the next Annual Meeting will be advanced or delayed by more than 30 days from the date of the this year's Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

                              OTHER PROPOSED ACTION

The Board of Directors is not aware of any other business, which will come before the Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Meeting.

              AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

THIS PROXY STATEMENT MAY REFER TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO CHRISTOPHER WESTAD, ABLE ENERGY, INC., 198 GREEN POND ROAD, ROCKAWAY, NEW JERSEY 07866, TELEPHONE NUMBER (973) 625-1012. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY JUNE 10, 2006.

                                  OTHER MATTERS

The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,



                                /s/ Gregory D. Frost
                               ------------------------------------
                               GREGORY D. FROST
                               CHAIRMAN AND CHIEF EXECUTIVE OFFICER



Rockaway, New Jersey
June 5, 2006

PROXY

                                ABLE ENERGY, INC.

              PROXY FOR ANNUAL MEETING TO BE HELD ON JUNE 29, 2006 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gregory Frost, as proxy, with the power to appoint his substitute, to represent and to vote all the shares of common stock of Able Energy, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on June 29, 2006 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Able Energy, Inc. to be held at the offices of Able Energy, Inc., 1140 Avenue of the Americas, 18th Floor, New York, New York 10036 on Thursday, June 29, 2006 at 11:00 a.m. (local time).

Please read the proxy statement, which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2

   1.  ELECTION OF DIRECTORS

                      NOMINEES:                   FOR       WITHHOLD
            Gregory D. Frost, Esq.                [_]         [_]
            Christopher P. Westad                 [_]         [_]
            Mark Barbera                          [_]         [_]
            Stephen Chalk                         [_]         [_]
            Patrick O'Neill                       [_]         [_]
            Edward C. Miller, Jr.                 [_]         [_]
            Alan E. Richards                      [_]         [_]
            Solange Charas                        [_]         [_]


   ---------------------------------------------------------
       (Except nominee(s) written above)



   2. To ratify the selection of Marcum & Kliegman, LLP to serve as the Company's independent registered public accountants


                                  FOR       AGAINST      ABSTAIN
                                  [_]         [_]          [_]
2.

If you plan to attend the Annual Meeting please mark this box [_]

Dated:                , 2006

SIGNATURE ______________________________________________

NAME (PRINTED) _________________________________________

TITLE __________________________________________________

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

                              FOLD AND DETACH HERE